UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
January 24, 2019 (October 15, 2018)
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50385	90-0821083
(Commission File Number)	(IRS Employer Identification No.)

5400 Carillon Point
Kirkland, WA 98033
(Address of Principal Executive Offices and zip code)

(866) 781-5559
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K of GrowLife, Inc. (the “Company”) filed on October 18, 2018. The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01 of Form 8-K, which were excluded from the Original 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K.

Item 1.01    Entry into a Material Definitive Agreement.

Purchase and Sale Agreement- EZ Clone Enterprises, Inc.

On October 15, 2018, the Company, closed the Purchase and Sale Agreement (the “Agreement”) with EZ Clone Enterprises, Inc., a California corporation (“EZ Clone”). EZ Clone is the manufacturer of multiple award-winning products specifically designed for the commercial cloning and propagation stage of indoor plant cultivation including cannabis, food, and other hydroponic farming. The Company acquired 51% of EZ Clone for $2,040,000, payable as follows: (i) a cash payment of $645,000; and (ii) the issuance of 107,307,692 restricted shares of the Company’s common stock at a price of $0.013 per share or $1,395,000.

The Company has the obligation to acquire the remaining 49% of EZ Clone within one year for $1,960,000, payable as follows: (i) a cash payment of $855,000; and (ii) the issuance of 85,000,000 shares of the Company’s common stock at a price of $0.013 per share or $1,105,000.

Mr. William Blackburn will remain as President of EZ Clone.

The foregoing description of the Agreement is subject to and qualified in its entirety by reference to the Agreement as set forth within Exhibit 10.1 which is attached hereto and incorporated herein by this reference. All defined terms not otherwise defined herein shall have the meaning as set forth in the Agreement.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of business acquired. The financial statements required by this item are contained in Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information. The pro forma financial information required by this item is contained in Exhibit 99.3 to this Amendment and is incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
10.1
Purchase and Sale Agreement dated October 10, 2018, entered into by and between GrowLife, Inc. and EZ Clone Enterprises, Inc. Filed as an exhibit to the Company’s Form 8-K and filed with the SEC on October 18, 2018, and hereby incorporated by reference

23.1	Consent of SD Mayer & Associates LLP. Filed Herewith.
99.1
Press release dated October 16, 2018 concerning the GrowLife, Inc. acquisition of EZ Clone Enterprises, Inc. Filed as an exhibit to the Company’s Form 8-K and filed with the SEC on October 18, 2018, and hereby incorporated by reference

99.2	Audited Financial Statements of EZ-Clone Enterprises, Inc. Filed Herewith.
99.3	Unaudited Pro Forma Financial Information of GrowLife, Inc. and EZ-Clone Enterprises, Inc. Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: January 24, 2019	By:	/s/ Mark Scott
Mark Scott
Chief Financial Officer

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